UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

NGL Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa Oklahoma 74136

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918) 481-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Credit Agreement Amendment

On September 30, 2013, NGL Energy Partners LP (“NGL”) entered into Amendment No. 3 (the “Credit Agreement Amendment”) to Credit Agreement, among NGL, NGL Energy Operating LLC, each subsidiary of NGL identified as a “Borrower” therein, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and each financial institution identified as a “Lender” or “Issuing Bank” therein (the “Credit Agreement”).  The Credit Agreement Amendment, among other things, amends the Credit Agreement to permit NGL and certain of its subsidiaries to enter into one or more agreements in connection with the incurrence private placement or other term of indebtedness as long as such agreements do not require NGL or its subsidiaries to maintain stricter financial ratios than those appearing under the financial covenants section of the Credit Agreement.  Such agreements entered into in connection with the incurrence of indebtedness also may not prohibit or restrict (i) NGL and certain of its subsidiaries from paying or prepaying their respective obligations under the Credit Agreement, (ii) NGL and certain of its subsidiaries from securing their obligations under the Credit Agreement, or (iii) the transfer of any of NGL’s or certain of its subsidiaries’ property, including the payment of dividends or other distributions, or the repayment of indebtedness owed to NGL or such subsidiary.

The description of the Credit Agreement Amendment in this Item 1.01 is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Note Purchase Agreement Amendment

On September 30, 2013, NGL entered into Amendment No. 3 (the “Note Purchase Agreement Amendment”) to Note Purchase Agreement, among NGL and the holders of NGL’s 6.65% senior secured notes due 2022 signatory thereto (the “Note Purchase Agreement”).  The Note Purchase Agreement Amendment, among other things, amends the Note Purchase Agreement to permit NGL and certain of its subsidiaries to enter into one or more agreements for the incurrence of private placement or other term indebtedness as long as such agreements do not require NGL or its subsidiaries to maintain stricter financial ratios than those appearing under the financial covenants section of the Note Purchase Agreement.  Such agreements entered into in connection with the incurrence of indebtedness also may not prohibit or restrict (i) NGL and certain of its subsidiaries from paying or prepaying their respective obligations under the Note Purchase Agreement, (ii) NGL and certain of its subsidiaries from securing their obligations under the Note Purchase Agreement, or (iii) the transfer of any of NGL’s or certain of its subsidiaries’ property, including the payment of dividends or other distributions, or the repayment of indebtedness owed to NGL or such subsidiary.

The description of the Note Purchase Agreement Amendment in this Item 1.01 is qualified in its entirety by reference to the full text of the Note Purchase Agreement Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01 Other Information

On October 3, 2013, NGL issued a press release announcing the commencement of a private offering of $400 million in senior notes due 2021.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 3 to Note Purchase Agreement, dated September 30, 2013, among NGL Energy Partners LP and the holders of NGL’s 6.65% senior secured notes due 2022 signatory thereto

Exhibit No.	Description
10.1

Amendment No. 3 to Credit Agreement, dated September 30, 2013, among NGL Energy Partners LP, NGL Energy Operating LLC, each subsidiary of NGL identified as a “Borrower” therein, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent and each financial institution identified as a “Lender” or “Issuing Bank” therein

99.1	Press Release, dated October 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

By: NGL Energy Holdings LLC, its general partner

Date: October 3, 2013	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 3 to Note Purchase Agreement, dated September 30, 2013, among NGL Energy Partners LP and the holders of NGL’s 6.65% senior secured notes due 2022 signatory thereto
10.1

Amendment No. 3 to Credit Agreement, dated September 30, 2013, among NGL Energy Partners LP, NGL Energy Operating LLC, each subsidiary of NGL identified as a “Borrower” therein, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent and each financial institution identified as a “Lender” or “Issuing Bank” therein

99.1	Press Release, dated October 3, 2013